2010 THIRD QUARTER REPORT

Strategic Storage® Trust, Inc.
Practical, Essential...Strategic®
We Store America's Goods!®

hosted by: H. Michael Schwartz Chairman and CEO Exhibit 99.1

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Agenda Quarterly Financials Portfolio Growth Branding Strategic Vision

Portfolio Summary
Properties:
35 (40 as of 11/17/2010)
Number of Tenants:
18,669
Net Rentable:
3,025,500 sq. ft.
Total Units:
24,525
Total Assets:
$289 million
Debt Leverage Ratio:
40%
Quarterly Financials
(as of 09/30/2010)

Subsequent Acquisitions (as of 11/17/2010)
(1)
Facility has an additional 85,000 rentable square feet of industrial warehouse/office space.
Property
Acquisition
Price
Approx.
Units
Approx. Rentable
Sq. Ft. (net)
1 Las Vegas III – NV $4,275,000 700 94,000
2 Chicago – 95th St. – IL $6,300,000 690 72,000
3 Chicago – Western Ave. – IL $1,400,000 590 59,000
4 Chicago – Ogden Ave. – IL $4,000,000 750 109,400
5 Chicago – Roosevelt Rd. – IL $1,800,000 445 45,400
Total
$17,775,000 3,175 379,800
(1)
Update

Potential Acquisitions
(1)
Amount of units and square footage when construction is completed in December 2010.
(2)
Amount of units and square footage when conversion is completed in 2011.
Property
Acquisition
Price
Approx.
Units
Approx. Rentable
Sq. Ft. (net)
1 El Paso – TX $1,250,000 260 40,500
2 SF Bay Area – Morgan Hill – CA $6,290,000 490 61,000
3 SF Bay Area – Vallejo – CA $7,800,000 860 75,000
4 SF Bay Area – San Lorenzo – CA $2,850,000 640 62,000
5 SF Bay Area – Gilroy – CA $6,560,000 600 63,500
6 Toronto – Ontario – Canada $14,150,000 1,060 110,000
7 Las Vegas – Downtown – NV $7,000,000 540 81,600
8 Las Vegas – Pecos – NV $4,600,000 785 69,000
9 Hawthorne II – Hawthorne – CA $13,100,000 770 87,000
10
11
Long Beach – CA
Mavis – Ontario – Canada
$12,900,000
$5,500,000
830
1,070
87,000
104,500
Total
$82,000,000 7,905 841,100
(1) (1)
Update
(2) (2)

Quarterly Financials Distributions Historical Distribution Yield

Quarterly Performance Growth Quarterly Financials Wholly Owned Properties by Quarter Total Revenues by Quarter

Sq. Ft.
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
146,600
196,500
407,500
536,000
2,188,350
2,343,550
2,533,300
2,902,800
3,025,500
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010

Assets (Millions)
300
250
200
150
100
50
0
$0.2
$2.8
$13.2
$19.8
$34.1
$50.6
$185.2
$203.7
$220.3
$242.6
$289.0
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010

Quarterly Financials Net Rentable Sq. Ft. by Quarter Total Assets by Quarter

$200,000
$150,000
$100,000
$50,000
0
$152,930
$145,822
$72,757
$58,095
$16,313
$22,671
$29,116
$21,177
$14,527
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010

MFFO ($)
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$165,817
$800,503
$576,902
$1,359,246
$1,598,061
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010

Quarterly Financials G&A Per Property by Quarter MFFO by Quarter

Quarterly Financials Cash on Hand by Quarter

Maturing Debt
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
0
$256,365
$1,084,314
$8,679,970
$1,404,411
$8,287,214
Remaining 2010
2011
2012
2013
2014

Quarterly Financials Debt Maturities Next 5 Years* * Includes Amortization

85.00%
80.00%
75.00%
78.8%
78.8%
79.3%
80.2%
78.6%
80.3%
12/31/08
12/31/09
9/30/10
All Facilities
Non Lease-up Facilities

Quarterly Financials Historical Occupancy

Portfolio Growth
• 35 properties
• 14 states
• 24,525 units
• 3 million rentable
square feet
Geographic Locations (as of 09/30/2010)
8.02%
8.32%
15.85%
19.9%
4.78% 2.2%
4.25%
2.16%
3.32%
13.25%
1.65%
8.29%
2.88%
5.13%

Portfolio Growth
• 40 properties
• 15 states
• 27,700 units
• 3.5 million rentable
square feet
Subsequent Acquisitions
6.95%
7.21%
13.74%
17.25%
4.14% 1.91%
3.68%
1.87%
2.88%
11.49%
1.43%
7.19%
5.19%
4.45%
10.62%

VA
1.65%
AL
4.78%
AZ
8.03%
CA
8.32%
FL
19.90%
GA
4.25%
KY
13.25%
MS
2.20%
NV
2.88%
NJ
8.29%
PA
5.13%
SC
2.16%
TN
3.32%
TX
15.85%

Portfolio Growth Square Footage by State (as of 09/30/2010)

VA
1.49%
AL
4.31%
AZ
7.24%
CA
7.50%
FL
17.94%
GA
3.83%
IL
7.06%
KY
11.95%
MS
1.98%
NV
5.40%
NJ
7.48%
PA
4.62%
SC
1.94%
TN
2.99%
TX
14.29%

Portfolio Growth Subsequent Acquisitions

VA
1.43%
AL
4.14%
AZ
6.95%
CA
7.21%
FL
17.25%
GA
3.68%
IL
10.62%
KY
11.49%
MS
1.91%
NV
5.19%
NJ
7.19%
PA
4.45%
SC
1.87%
TN
2.88%
TX
13.74%

Portfolio Growth Square Footage by State (as of 11/17/2010)

Davie, Florida Year Built: 1988 Total Units: 1040 Net Rentable: 122,700 sq. ft. Acres: 8.40 Portfolio Growth Third Quarter Acquisition

Chicago, Illinois (95 St.) Year Converted: 2002 Total Units: 690 Net Rentable: 72,000 sq. ft. Acres: 4.6 Portfolio Growth Subsequent Acquisitions th

Chicago, Illinois (Western Ave.) Year Converted: 2004 Total Units: 590 Net Rentable: 59,000 sq. ft. Acres: 2.7 Portfolio Growth Subsequent Acquisitions

Cicero, Illinois (Ogden Ave.) Year Converted: 2002 Total Units: 750 Net Rentable: 109,400 sq. ft. Acres: 10.4 Portfolio Growth Subsequent Acquisitions

Las Vegas, Nevada (Ann Rd.) Year Built: 2005 Total Units: 700 Net Rentable: 94,000 sq. ft. Acres: 3.2 Portfolio Growth Subsequent Acquisitions

Cicero, Illinois (Roosevelt Rd.) Year Converted: 2004 Total Units: 445 Net Rentable: 45,400 sq. ft. Acres: 6.4 Portfolio Growth Subsequent Acquisitions

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Strategic Storage Trust, Inc.
Practical. Essential... Strategic®
We Store America's Goods!®

$1,075.09
(Million)
$636.76
(Million)
$1,403.56
(Billion)
$879.04
(Million)
$782.85
(Million)
$684.69
(Million)
Market Cap* Book Value*
$17,420.11
(Billion)
$5,208.61
(Million)
PUBLICLY TRADED SELF STORAGE REITS
PUBLIC NON-TRADED SELF STORAGE REITS
*Wall Street Journal 9/9/10
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hosted by: H. Michael Schwartz Chairman and CEO